UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2026

Evolution Metals & Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4040 NE 2nd Ave, Ste 349

Miami, Florida 33137

(Address and zip code of principal executive offices)

561-225-3205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 9, 2026, Evolution Metals & Technologies Corp. (the “Company” or “EMAT”) filed a Current Report on Form 8-K (the “Original Report”) as amended by Amendment No. 1 to the Original Report (“Amendment No. 1”) filed on January 9, 2026 (the Original Report together with Amendment No. 1, referred to herein as the “Original Form 8-K”), to report, among other events, the completion of its previously announced acquisition of Evolution Metals LLC, a Delaware limited liability company (“EM”) on January 5, 2026 (the “Business Combination”). Also as reported in the Original Form 8-K, as part of the Business Combination, EM acquired KCM Industry Co., Ltd., a Korean company (“KCM”), KMMI INC., a Korean company (“KMMI”), NS World Co., Ltd., a Korean company (“NS World”) and Handa Lab Co., Ltd., a Korean company (“Handa Lab”).

This Current Report on Form 8-K/A amends the Original Form 8-K to include the audited financial statements of EMAT, EM, KCM, KMMI, NS World and Handa Lab for the year ended December 31, 2025, and the Management’s Discussion and Analysis of Financial Condition and Results of Operations of EM for the year ended December 31, 2025 and the period from February 8, 2024 (inception) to December 31, 2024 and of EMAT, KCM, KMMI, NS World and Handa Lab for the years ended December 31, 2025 and 2024, as well as including the Unaudited Pro Forma Financial Statements of the Company and EM as of and for the year ended December 31, 2025, giving effect to the acquisition of EM.

Except as described above, this Current Report on Form 8-K/A does not amend, update, or change any other items or disclosures in the Original Form 8-K and does not purport to reflect any information or events subsequent to the filing date of the Original Form 8-K. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Financial Information

The audited financial statements of EMAT for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.1 and incorporated herein by reference.

The audited financial statements of EM for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.2 and incorporated herein by reference.

The audited financial statements of KCM for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.3 and incorporated herein by reference.

The audited financial statements of KMMI for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.4 and incorporated herein by reference.

The audited financial statements of NS World for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.5 and incorporated herein by reference.

The audited financial statements of Handa Lab for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.6 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of EMAT (formerly Welsbach Technology Metals Acquisition Corp.), EM, KCM, KMMI, NS World, and Handa Lab for the year ended December 31, 2025, is filed as Exhibit 99.7 and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for EMAT (formerly Welsbach Technology Metals Acquisition Corp.) for the years ended December 31, 2025 and 2024, is filed as Exhibit 99.8 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of EM for the year ended December 31, 2025 and the period from February 8, 2024 (inception) to December 31, 2024 is filed as Exhibit 99.9 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for KCM for the years ended December 31, 2025 and 2024, is filed as Exhibit 99.10 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for KMMI for the years ended December 31, 2025 and 2024, is filed as Exhibit 99.11 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for NS World for the years ended December 31, 2025 and 2024, is filed as Exhibit 99.12 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for Handa Lab for the years ended December 31, 2025 and 2024, is filed as Exhibit 99.13 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of EMAT (formerly Welsbach Technology Metals Acquisition Corp.) for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.1 and incorporated herein by reference.

The audited financial statements of EM for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.2 and incorporated herein by reference.

The audited financial statements of KCM for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.3 and incorporated herein by reference.

The audited financial statements of KMMI for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.4 and incorporated herein by reference.

The audited financial statements of NS World for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.5 and incorporated herein by reference.

The audited financial statements of Handa Lab for the years ended December 31, 2025 and 2024, are filed as Exhibit 99.6 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of EMAT (formerly Welsbach Technology Metals Acquisition Corp.), EM, KCM, KMMI, NS World, and Handa Lab for the year ended December 31, 2025, is filed as Exhibit 99.7 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
23.1*	Consent of UHY LLP for EMAT (formerly Welsbach Technology Metals Acquisition Corp.) for the years ended December 31, 2025 and 2024.
23.2*	Consent of UHY LLP for EM for the years ended December 31, 2025 and 2024.
23.3*	Consent of Grassi & Co., CPAs, P.C. for KCM for the year ended December 31, 2025.
23.4*	Consent of Ernst & Young Han Young for KCM for the year ended December 31, 2024.
23.5*	Consent of UHY LLP for KMMI for the year ended December 31, 2025.
23.6*	Consent of Ernst & Young Han Young for KMMI for the year ended December 31, 2024.
23.7*	Consent of UHY LLP for NS World for the year ended December 31, 2025.
23.8*	Consent of Ernst & Young Han Young for NS World for the year ended December 31, 2024.
23.9*	Consent Grassi & Co., CPAs, P.C. for Handa Lab for the year ended December 31, 2025.
23.10*	Consent of Ernst & Young Han Young for Handa Lab the year ended December 31, 2024.
99.1	Audited financial statements of Evolution Metals & Technologies Corp. (formerly Welsbach Technology Metals Acquisition Corp.) for the years ended December 31, 2025 and 2024 (incorporated by reference to WTMA’s Annual Report on Form 10-K (File No. 001-41183) filed with the SEC on February 20, 2026).
99.2*	Audited financial statements of EM the years ended December 31, 2025 and 2024.
99.3*	Audited financial statements of KCM for the years ended December 31, 2025 and 2024.
99.4*	Audited financial statements of KMMI for the years ended December 31, 2025 and 2024.
99.5*	Audited financial statements of NS World for the years ended December 31, 2025 and 2024.
99.6*	Audited financial statements of Handa Lab for the years ended December 31, 2025 and 2024.
99.7*	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2025, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025.
99.8	Management’s discussion and analysis of financial condition and results of operations of EMAT (formerly Welsbach Technology Metals Acquisition Corp.) for the years ended December 31, 2025 and December 31, 2024 (incorporated by reference to WTMA’s Annual Report on Form 10-K (File No. 001-41183) filed with the SEC on February 20, 2026).
99.9*	Management’s discussion and analysis of financial condition and results of operations of EM for the year ended December 31, 2025 and the period from February 8, 2024 (inception) to December 31, 2024.
99.10*	Management’s discussion and analysis of financial condition and results of operations of KCM for the years ended December 31, 2025 and 2024.
99.11*	Management’s discussion and analysis of financial condition and results of operations of KMMI for the years ended December 31, 2025 and 2024.
99.12*	Management’s discussion and analysis of financial condition and results of operations of NS World for the years ended December 31, 2025 and 2024.
99.13*	Management’s discussion and analysis of financial condition and results of operations of Handa Lab for the years ended December 31, 2025 and 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2026

Evolution Metals & Technologies Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Financial Officer and Chief Operating Officer